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                                                                    Exhibit 23.2
                                                                    ------------



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Lowe's Companies, Inc. on Form S-8 of our report dated February 20, 2001, appearing in the Annual Report on Form 10-K, as amended, of Lowe's Companies, Inc. for the year ended February 2, 2001.


/s/ Deloitte & Touche LLP

Charlotte, North Carolina
November 12, 2001